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Tesla, Inc.

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On June 3, 2024, Tesla, Inc. (“Tesla”) sent the following letter to stockholders.

Dear Fellow Stockholder, Tesla is one of the most successful companies of our time. Driven by our ambitious mission to accelerate the world’s transition to sustainable energy, we have revolutionized the automotive market – producing the number one selling vehicle in the world last year1 – advanced AI-powered technologies, including Full Self-Driving, and are developing Optimus, a humanoid robot designed for volume production. Our success is the direct result of the tremendous vision and outstanding performance of Elon Musk and his team. Elon is not only a visionary, but a CEO with a proven ability to execute our mission and achieve incredibly ambitious business results that have generated extraordinary value for you, the owners of the company. In the past six years alone, he has helped create more than $735 billion2 in value for stockholders. Tesla is a remarkable success story – and one that can continue to outperform under the right conditions. However, our future success is also at risk. The Delaware Chancery Court has nullified a deal that our Board made with Elon, and that stockholders approved, in 2018. This was a CEO Performance Award that was structured such that Elon would receive no pay unless he led Tesla to nearly unfathomable heights. Elon took the challenge. And he hit the mark. The Court’s decision not only threatens to leave Elon without any compensation for incredible performance, but also threatens Tesla’s ability to innovate, attract top talent and continue executing our strategy. We need your help. Tesla should stand by its deal with Elon. And Tesla should move its legal domicile to Texas, where our unconventional and innovative approach to business is more likely to be respected, along with the voices of our stockholders. But don’t just take it from us. Some of the world’s most successful investors, innovators and business scholars agree: 1) a deal is a deal and stockholders’ voices should be respected through the ratification of Elon’s 2018 Award; and 2) Tesla should move from Delaware’s increasingly uncertain legal regime to Texas, which we expect to be more hospitable for a fast-moving and innovative company like Tesla. Vote FOR proposals three and four at this year’s meeting. Sincerely, Robyn M. Denholm Chair of the Board Learn more at VoteTesla.com Vote FOR Proposal Three Redomesticating Tesla in the State of Texas Vote FOR Proposal Four Ratification of the 2018 CEO Performance Award Time is running out to make your voice heard. This year’s Annual Stockholders’ Meeting is in less than ten days, and the value of your investment is at risk. We need your vote TODAY.

Vote FOR Tesla Proposals 3 and 4 Leading Experts Agree that Elon Delivered Remarkable Performance That Deserves to be Rewarded Tesla Stockholders’ 2018 Vote Was Overruled The Delaware Court’s ruling upends the thoughtfully designed deal Tesla and its stockholders struck in 2018 regarding Elon’s Performance Award. The ruling second guesses our Board’s business judgment and ignores the will of our stockholders. It also creates uncertainty about future compensation arrangements and makes it difficult for our executives, employees and business partners to have faith in our contracts. It’s very rare where you have a judge effectively overruling a shareholder vote. I actually can’t remember a situation like this, and this is one of the reasons why I think there were so many people, frankly, who were outraged by the [Delaware] judge’s decision.” Andrew Ross Sorkin, Co-anchor of CNBC's "Squawk Box" and NYT columnist (April 17, 2024, CNBC; Squawk Box) This is a man who's created more money than almost anybody else, created great wealth, and has a pay package that […] could have left him nothing. [...] I find that this is actually appalling that this man has to even be subjected to this, but you know what, it's America and judges are powerful.” Jim Cramer, Host of CNBC’s "Mad Money" and "Squawk on the Street" (May 15, 2024, CNBC; Squawk on the Street) A Delaware Court has rescinded all of the compensation to which Elon is entitled under his signed (and stockholder approved) contract, despite creating more than $735 billion2 in value for stockholders. The only way Tesla’s alive is because of this guy. […] [T]here was a contract that was arranged, arrived at, and agreed to, and how do you go back on a contract? [...] [T]he only reason this company is surviving is because the guy slept on the floor under his desk.” Ron Baron, Founder of Baron Capital (April 25, 2024, CNBC; Squawk Box) As a shareholder […] we should be happy to meet a commitment we signed up for after remarkable corporate performance leading to huge creation of value for shareholders.” Tom Slater, Manager of Scottish Mortgage Investment Trust (May 23, 2024, Financial Times) “[…] the bearishness around the [2018 CEO Performance Award’s] targets was, was immense. People never thought they could hit those different targets. […] [E]ven I was surprised, [despite] being very bullish back then, on how fast they hit these targets. I think you should be compensated that way.” Ben Kallo, Baird Senior Research Analyst (April 17, 2024, Bloomberg Surveillance)

Protect Your Rights and Protect Your Investment Under Elon’s leadership and a predictable legal framework, we are confident that Tesla will continue to be one of the most innovative companies in the world, creating remarkable new products and generating significant stockholder value. But, we need your help to ensure that Tesla can incentivize its leadership team and make good on its promises. It is a strange world in which lawyers who sue companies propose to be paid like superstars, while executives who build them can’t. The Delaware Chancery Court apparently views lawyers as entrepreneurs and CEOs as mere bureaucrats. Perhaps this is why Tesla’s board recommended shareholders vote to move the company to Texas, where respect for individualism is baked into the culture.” Jonathan Macey (Yale Law School Professor) and M. Todd Henderson (University of Chicago Law Professor) (May 13, 2024, WSJ; Opinion) Tesla is far ahead in self-driving cars, […] but every single car, someday will have to have autonomous capability. […] It’s safer, it’s more convenient, […] it’s more fun to drive.” Jensen Huang, Nvidia Founder and CEO (May 23, 2024, Yahoo! Finance) Elon Musk is deeply respected by everyone who works in his company, by anyone who owns a Tesla; people who own Teslas love their Tesla. […] [A]nyone who knows and cares about space exploration, knows and cares about Elon Musk. […] Go Elon Musk.” Neil deGrasse Tyson, Astrophysicist (November 20, 2018, CNBC Make It) Elon Musk […] shows what America produces. Elon […] is taking on General Motors and Ford and Toyota – all these people who’ve got all this stuff. And he’s got an idea. And he’s winning. That’s America. […] You can’t dream it up. […] It’s astounding.” Warren Buffett, Chairman and CEO of Berkshire Hathaway (April 14, 2022) And we are confident that Texas is the best place for Tesla to do that. Texas is already our business home; we need to make it our legal home too. Texas enables us to dream bigger for the future, and for all of you. […] With Texas being the focal point of Tesla's identity and the similarity of the Texas and Delaware corporate laws, the redomestication will align its business culture, strategy and mission. Most importantly, with the ruling of the Delaware Court regarding the shareholder approved 2018 CEO Performance Award, we believe that the redomestication will provide the appropriate jurisdiction when it comes to litigation forum as it is set to transition to a specialized business court system.” Egan-Jones (May 28, 2024) We need your support. Vote FOR Proposals 3 and 4. Vote Now Tesla’s Ability to Maintain Our Leading Performance and Pursue Our Mission Are Best Served in Texas

If you need help voting your shares or have any questions, please contact our proxy solicitor, Innisfree M&A Incorporated. Stockholders +1 (877) 800-5182 (U.S. and Canada) OR +1 (412) 232-3651 (all other countries) Banks and Brokers +1 (212) 750-5833 (collect) Voting Your Shares Is Quick and Easy Don’t wait – vote NOW. Whether or not you attend the Annual Meeting, please vote FOR Proposal Three: Redomesticating Tesla from Delaware to Texas and Proposal Four: Ratifying the 2018 CEO Performance Award. 1 Refers to Model Y sales as reported in Q4 2023 Quarterly Update Presentation. 2 Source: FactSet. Based on change in market value from March 21, 2018 to December 31, 2023. Additional Information and Where to Find It Tesla, Inc. (“Tesla”) has filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A with respect to its solicitation of proxies for Tesla’s 2024 annual meeting (the “Definitive Proxy Statement”). The Definitive Proxy Statement contains important information about the matters to be voted on at the 2024 annual meeting. STOCKHOLDERS OF TESLA ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT TESLA HAS FILED OR WILL FILE WITH THE SEC BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT TESLA AND THE MATTERS TO BE VOTED ON AT THE 2024 ANNUAL MEETING. Stockholders are able to obtain free copies of these documents and other documents filed with the SEC by Tesla through the website maintained by the SEC at www.sec.gov. In addition, stockholders are able to obtain free copies of these documents from Tesla by contacting Tesla’s Investor Relations by e-mail at ir@tesla.com, or by going to Tesla’s Investor Relations page on its website at ir.tesla.com Participants in the Solicitation The directors and executive officers of Tesla may be deemed to be participants in the solicitation of proxies from the stockholders of Tesla in connection with 2024 annual meeting. Information regarding the interests of participants in the solicitation of proxies in respect of the 2024 annual meeting is included in the Definitive Proxy Statement. Forward-Looking Statements Certain statements in this document are forward-looking statements that are subject to risks and uncertainties. These forward-looking statements are based on management’s current expectations. Various important factors could cause actual results to differ materially, including the risks identified in our SEC filings. Tesla disclaims any obligation to update any forward-looking statement contained in this document. Tesla © 2024 Vote online or by phone to ensure your vote is received in time to be counted at this important meeting. Vote Online Locate your control number on your proxy materials, visit the website listed and follow the instructions. If you have received proxy materials by e-mail, you can simply click the link and follow the instructions. Vote by QR Code If your proxy materials include a QR code, scan the QR code using your mobile device and follow the instructions. Vote by Phone Registered stockholders can locate the number on your proxy materials, dial the number indicated and follow the prompts.

Urgent Reminder for Tesla Stockholders We Need Your Vote Time is running out to vote your shares ahead of the June 13 Annual Meeting. According to Our Latest Records, We Have Not Yet Received Your Vote — Please Vote Today Vote online or by phone to ensure your vote is received in time to be counted at this important meeting. Vote Online Locate your control number on your proxy materials, visit the website listed and follow the instructions. If you have received proxy materials by e-mail, click the link and follow the instructions. Vote by QR Code If your proxy materials include a QR code, scan the QR code using your mobile device and follow the instructions. Vote by Phone Registered stockholders can locate the number on your proxy materials, dial the numbers indicated and follow the prompts. If you need help voting your shares or have any questions, please contact our proxy solicitor, Innisfree M&A Incorporated. +1 (877) 800-5182 (U.S. and Canada) OR +1 (412) 232-3651 (all other countries) Vote FOR Proposal Three Redomesticating Tesla in the State of Texas Vote FOR Proposal Four Ratification of the 2018 CEO Performance Award Protect the Value of Your Investment

VoteTesla.com

On June 3, 2024, Tesla updated its website, www.VoteTesla.com. A copy of the updated materials, other than those previously filed, is included below.

On June 3, 2024, Tesla posted the following communications.

Additional Information and Where to Find It

Tesla, Inc. (“Tesla”) has filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A with respect to its solicitation of proxies for Tesla’s 2024 annual meeting (the “Definitive Proxy Statement”). The Definitive Proxy Statement contains important information about the matters to be voted on at the 2024 annual meeting. STOCKHOLDERS OF TESLA ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT TESLA HAS FILED OR WILL FILE WITH THE SEC BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT TESLA AND THE MATTERS TO BE VOTED ON AT THE 2024 ANNUAL MEETING. Stockholders are able to obtain free copies of these documents and other documents filed with the SEC by Tesla through the website maintained by the SEC at www.sec.gov. In addition, stockholders are able to obtain free copies of these documents from Tesla by contacting Tesla’s Investor Relations by e-mail at ir@tesla.com, or by going to Tesla’s Investor Relations page on its website at ir.tesla.com.

Participants in the Solicitation

The directors and executive officers of Tesla may be deemed to be participants in the solicitation of proxies from the stockholders of Tesla in connection with 2024 annual meeting. Information regarding the interests of participants in the solicitation of proxies in respect of the 2024 annual meeting is included in the Definitive Proxy Statement.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 reflecting Tesla’s current expectations that involve risks and uncertainties. These forward-looking statements include, but are not limited to, statements concerning its goals, commitments, strategies and mission, its plans and expectations regarding the proposed redomestication of Tesla from Delaware to Texas (the “Texas Redomestication”) and the ratification of Tesla’s 2018 CEO pay package (the “Ratification”), expectations regarding the future of litigation in Texas, including the expectations and timing related to the Texas business court, expectations regarding the continued CEO innovation and incentivization under the Ratification, potential benefits, implications, risks or costs or tax effects, costs savings or other related implications associated with the Texas Redomestication or the Ratification, expectations about stockholder intentions, views and reactions, the avoidance of uncertainty regarding CEO compensation through the Ratification, the ability to avoid future judicial or other criticism through the Ratification, its future financial position, expected cost or charge reductions, its executive compensation program, expectations regarding demand and acceptance for its technologies, growth opportunities and trends in the markets in which we operate, prospects and plans and objectives of management. The words “anticipates,” “believes,” “continues,” “could,” “design,” “drive,” “estimates,” “expects,” “future,” “goals,” “intends,” “likely,” “may,” “plans,” “potential,” “seek,” “sets,” “shall,” “spearheads,” “spurring,” “should,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Tesla may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements and you should not place undue reliance on Tesla’s forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that we make. These forward-looking statements involve risks and uncertainties that could cause Tesla’s actual results to differ materially from those in the forward-looking statements, including, without limitation, risks related to the Texas Redomestication and the Ratification and the risks set forth in Part I, Item 1A, “Risk Factors” of the Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and that are otherwise described or updated from time to time in Tesla’s other filings with the SEC. The discussion of such risks is not an indication that any such risks have occurred at the time of this filing. Tesla disclaims any obligation to update any forward-looking statement contained in this document.